EXCHANGE AGREEMENT

Agreement made this 28th day of March, 2006, by and between Brooklyn Cheesecake and Desserts Company, Inc. (NY), a New York corporation, its wholly-owned subsidiary J M. Specialties, Inc., a New Jersey Corporation, with the principal place of business located at 20 Passaic Avenue, Fairfield, N.J. 07004, (hereinafter referred to as the "Company"), Ronald L. Schutté, (hereinafter referred to as the "Creditor") and Brooklyn Cheesecake & Desserts Company, Inc. (NJ), with its principal place of business located at 360 Hollywood Ave., Tuckahoe, NY 10707, (hereinafter referred to as "BCAK-NJ)".

WHEREAS, the Company is engaged in the business of manufacturing, distributing and marketing various bakery food products;

WHEREAS, the Creditor has made certain loans and advances to the Company;

WHEREAS, the Company acknowledges the indebtedness to Creditor;

WHEREAS, Creditor has formed BCAK-NJ for among other purposes effectuating the transaction contemplated by this Agreement;

WHEREAS, the Company, Creditor and BCAK-NJ are desirous of entering into an agreement to satisfy the Company's debt to Creditor, and

WHEREAS, the parties are desirous of defining their rights and responsibilities with respect to said indebtedness.

NOW THEREFORE, for $10 and other good and valuable consideration, the parties agree to the following:

1. Company Indebtedness to Creditor. The Company, as of the date hereof owes the sum of $1,177,030 with interest at 13% per annum to Creditor's assignee. Annexed hereto and marked **Exhibit I** is a schedule of loans and advances made by Creditor to the Company. The aforesaid amounts due are evidenced by promissory notes issued by the Company to Creditor, and assigned to BCAK-NJ. Annexed hereto and marked **Exhibit II** is a copy of said assignment. BCAK-NJ has demanded payment in full of the sum of $1,177,030 with interest which is due and owing by the Company to Creditor and/or its assignee without any offset or set off on the aforesaid amount.

2. Exchange of Indebtedness for Assets. In satisfaction of $377,030 of said indebtedness inclusive of interest and BCAK-NJ's assumption of the Company's outstanding accounts payable and accrued expenses, the Company is agreeable to transfer certain assets to BCAK-NJ "as is", "where is" and without recourse to the Company, other than the Company's warranty and representation, that it has title to said assets, and that the assets will be exchanged and transferred to BCAK-NJ free and clear of any liens or encumbrances. Annexed hereto and marked **Exhibit III** is a true copy of the assets that will be exchanged by the Company. Annexed hereto and marked **Exhibit IV** is a true copy of the liabilities assumed by BCAK-NJ.

BCAK-NJ further agrees to accept the assignment without recourse of all contracts of the Company as set forth in **Exhibit V** annexed hereto. In addition, the Company agrees, for value received, to separately transfer 100% of the J.M. Specialties, Inc. a New Jersey Corporation's common stock to the creditor and/or its assignee.

3. Exchange of Assets "As Is", "Where Is" and Without Recourse. BCAK-NJ is accepting said assets and business without independent valuation of the assets listed on **Exhibit III**. The parties understand and agree that the title to the assets is being transferred to BCAK-NJ "as is", "where is" and without any of the warranties as made and provided under the Uniform Commercial Code other than the warranty of title as provided for herein.

4. Assumption of Work in Progress. BCAK-NJ further agrees as a part of this exchange Agreement that it will assume all of the work in progress of the Company as scheduled herein as well as all existing agreements to purchase products, materials and supplies, and further assume the Company's obligations under all existing agreements inclusive of the Company's lease. BCAK-NJ agrees that it will provide written acknowledgment from all current vendors and creditors that said agreements have been assigned to Creditor or its designee BCAK-NJ as the case may be, and that the Company is not responsible for any liability or contingent liability to any of said creditors or contract vendors.

5. Limited but Substantial Assets to Remain with the Company. The parties agree that the Company, on closing, will be left with the trademark Brooklyn Cheesecake Company, Inc. (US Registration No. 3,040,023) which will be licensed to the Creditor pursuant to an Exclusive Licensing Agreement entered into by the parties on the same herein and cash on hand of a minimum of $20,000 to be used by the Company for its expenses associated with making the appropriate disclosure and periodic filings with the Securities and Exchange Commission ("SEC") disclosing material events that are required to be publicly disclosed for a period of one (1) year from closing. Such funds will be refunded if the Company's parent shell is sold within three months of this closing.

6. Remaining Indebtedness Following the Exchange. Upon closing of the transaction, the sum of $800,000.00 representing the balance of indebtedness due BCAK-NJ as assignee of Creditor will remain due and will continue to accrue interest at a rate of 13% per annum and shall be secured by a properly perfected security agreement in the trademark assets retained by the Company. Payment of said sum will be deferred at the Company's option until such time as the Company received royalties from BCAK-NJ under the Exclusive Licensing Agreement. In the event there is a change in control of the Company, Licensee shall have the immediate right to exchange the remaining balance of its outstanding loans to the Company for sole and exclusive ownership of the Company's trade name asset that collateralizes such indebtedness. The consummation of this exchange shall terminate any future liability that Creditor and the Company shall have pursuant to this Agreement, the loan obligations due to Creditor and the Exclusive Licensing Agreement.

7. Disclosure of Transaction. Creditor and BCAK-NJ acknowledge that the Company is required to make a public announcement and public filings with the SEC of the material aspects of the within transaction.

8. Agreement Subject to Approval. The parties agree that the within agreement and the transaction contemplated hereby is not subject to the approval of stockholders of Company.

9. Related Party Transaction - Conflicts. The parties acknowledge that Ronald Schutté, the Company's President, Chief Executive Officer and Chairman is the sole stockholder of BCAK-NJ. Ronald Schutté represents that he has not participated or engaged in any discussions or negotiations with the Board of Directors or stockholders of the Company concerning the independent valuation of the assets and business, and further that the parties acknowledge the potential of a conflict of interest exists and as such, Ronald Schutté will resign on closing as Chairman, Chief Executive Officer and President of the Company, subject to full disclosure of the transaction made to stockholders of the Company.

10. Warranties and Representations of BCAK-NJ.

(a) BCAK-NJ warrants and represents that it will maintain product liability insurance as well as general liability insurance and list the Company as an insured party for the period of the statute of limitations to protect the Company from any claims that are asserted against the Company as a result of the operation of the Company's business, prior to the closing.

(b) BCAK-NJ will defend and hold harmless the Company and its Officers and Directors from any claims, liabilities, legal actions or contingent liabilities asserted against the Company or any of its Officers and Directors as a result of the within transaction upon receiving written notice of any of said claims, and that said indemnification will include all legal fees and expenses incurred with respect to any of said claims.

(c) The parties agree that the provisions of the Uniform Commercial Code and Bulk Sales law with respect to notification to all creditors and taxing authorities, and all other applicable sections, will be waived by the parties, upon condition that BCAK-NJ warrants and represents to the Company that BCAK-NJ will be responsible for making full payment to all bona fide creditors of the Company, as well as providing substantiation of verification of value of the assets as may be required in that the value of the assets exchanged by the Company for the debt owed to BCAK-NJ was fair and reasonable to creditors and stockholders of the Company.

(d) BCAK-NJ warrants and represents that it will maintain product liability insurance as well as general liability insurance and list the Company as an insured party for the period of the statute of limitations to protect the Company from any claims that are asserted against the Company as a result of the operation of the Company's business, prior to the closing.

(e) BCAK-NJ will defend and hold harmless the Company and its Officers and Directors from any claims, liabilities, legal actions or contingent liabilities asserted against the Company or any of its Officers and Directors as a result of the within transaction upon receiving written notice of any of said claims, and that said indemnification will include all legal fees and expenses incurred with respect to any of said claims.

The parties agree that the provisions of the Uniform Commercial Code and Bulk Sales law with respect to notification to all creditors and taxing authorities, and all other applicable sections, will be waived by the parties, upon condition that BCAK-NJ warrants and represents to the Company that BCAK-NJ will be responsible for making full payment to all bona fide creditors of the Company, as well as providing substantiation of verification of value of the assets as may be required in that the value of the assets exchanged by the Company for the debt owed to BCAK-NJ was fair and reasonable to creditors and stockholders of the Company

11. Warranties and Representations of the Company.

(a) Company warrants and represents that it is a duly formed corporation in good standing and that it has the requisite legal authority to enter into this transaction with no further consents required and without violating any laws or legal agreement current enforceable against the Company.

(b) Company will defend and hold harmless Creditor, BCAK-NJ and its Officers and Directors from any claims, liabilities, legal actions or contingent liabilities asserted against the Creditor and/or BACK-NJ or any of its Officers and Directors as a result of the within transaction upon receiving written notice of any of said claims, and that said indemnification will include all legal fees and expenses incurred with respect to any of said claims.

12. Conditions of Closing. Creditor and BCAK-NJ agree that the following are conditions of closing of the exchange transaction:

(a) The board of directors of the Company must approve this Agreement and the exchange transaction as contemplated hereunder.

(b) There is no legal proceeding threatened or pending that would delay or result in damages to the Company or its Officers and Directors for finalizing the exchange of assets agreement.

(c) That BCAK-NJ has obtained in writing a release of the Company's obligations under its premises lease and all existing agreements and contracts with customers and others.

(d) Cancellation of all issued and outstanding promissory notes due to Creditor or its assignee BCAK-NJ by the Company except for $800,000.

(e) Written confirmation from the Company's accounting firm, that all sales or other taxes that may be due as a part of the exchange are either exempt, waived or are required to be paid on closing.

(f) Creditor, BCAK-NJ and the Company agree to provide all reasonable documentation required by the parties to complete the transaction, including but not limited to contract assignments, documents of title or any other document or certificate required to finalize the exchange of assets for debt.

(g) Company and BCAK-NJ entering into the Exclusive Licensing Agreement.

(h) Company issuing BCAK-NJ (as assignee of Creditor) a security agreement and UCC-1 Forms evidencing BCAK-NJ security interest in the Company's trademark assets.

(i) BCAK-NJ's written satisfaction of $377,030 of loans to the Company for the exchange assets.

13. Independent Representation. Creditor/BCAK-NJ and the Company acknowledge that each party has been represented by independent counsel and as such no inference can be drawn as to the interpretation of any provision of this Agreement determined to be subjective.

14. Notices. Any notices requests, claims, demands, instructions and other communications to be given hereunder to any party shall be in writing and delivered in person, sent by certified mail, postage prepaid, return receipt requested, or by facsimile transmission with a confirmed telephone transmission answer back, to the following addresses (or at such other address or number as is given in writing by one party to the others pursuant hereto)

If to Company: Baratta & Goldstein
597 Fifth Avenue
New York, New York 10017
Attention: Joseph A Baratta, Esq.
Telecopy No. (212) 750-8297

If to BCAK-NJ: Daniel W. Dowe, Esq.
42 Forest Lane
Bronxville, New York 10708
Telecopy No. (914) 337-0846

15. Amendments. This Agreement may be amended only upon the mutual written consent of the parties herein.

16. Caption Headings. Caption headings in this Agreement are provided merely for convenience and are of no force and effect.

17. Duplicates, Original Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

18. Entire Agreement. This Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties. There are no representations, warranties, undertakings or agreements between the parties with respect to the subject matter of this Agreement except as set forth herein.

19. Non-Assignability. The parties hereto may not assign their rights, interests, obligations or liabilities under this Agreement or delegate their duties without the prior written consent of the other parties.

20. Public Announcements. Company, Creditor and BCAK-NJ shall consult with each other before issuing any press release or otherwise making any public statement relating to the transactions contemplated hereby, and shall not issue any such press release or make any such public statement without the consent of the other party (which consent shall not be unreasonably withheld or delayed) except as may be required by applicable securities law.

21. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York. All parties to this Agreement hereby submit to the personal and subject matter jurisdiction and venue of the state and federal courts located in the County of New York, State of New York.

22. Severability. In the event any term or provision of this Agreement shall be deemed to be illegal, invalid or unenforceable for any reason, such illegality, invalidity or unenforceability will not affect any other term or provision of this Agreement and the parties shall endeavor to replace the invalid or null and void provisions(s) with such which correspond best to the intention of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date heretofore stated.

WITNESS:

BROOKLYN CHEESCAKE AND DESSERTS COMPANY, INC. (NY)

By: [signature]
Title: President
Address: 20 Passaic Avenue
Fairfield NJ 07004

3/28/06

J.M. SPECIALTIES, INC., A NEW JERSEY CORPORATION

By: [signature]
Title: President
Address: 20 Passaic Avenue
Fairfield NJ 07004

3/28/06

WITNESS:

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC. (NJ)

By: [signature]
Title: President
Address: 360 Hollywood Ave
Tuckahoe, NY 10707

3-28-2006

WITNESS:

[signature]
Ronald Schutté
Individually

3-28-2006

Exhibit I

Brooklyn Cheesecake & Desserts Company, Inc.
Exchange Agreement
Loans From Ronald L. Schutte
As of March 28, 2006

Date of Loan	Balance	Interest Rate	Status	Due Date
January 31, 2006	1,177,030	13.00%	Secured	Demand
	$ 1,177,030			

EXHIBIT II

ASSIGNMENT AGREEMENT

I, Ronald L. Schutté, of 360 Hollywood Ave. Tuckahoe, NY, hereby assign my loans and liens to Brooklyn Cheesecake & Desserts Company, Inc., a New York Corporation and JM Specialties Inc., a New Jersey Corporation, its wholly owned subsidiary, to Brooklyn Cheesecake & Desserts Company, Inc., a New Jersey Corporation except for $800,000 which will remain with Brooklyn Cheesecake & Desserts Company, Inc. (NY) .

Ronald L. Schutté

3-28-2006

Date

Exhibit III

Brooklyn Cheesecake & Desserts Company, Inc.
Exchange Agreement
Balances As of 3/28/06 (Rounded)

	Assets
Cash	$ -
Accounts Receivable	138,000
Inventory (estimated)	180,000
Other Assets	10,000
Machinery & Equipment	300,000
Website	100,000
Goodwill	411,315
Security Deposit	6,000
Total Assets	**$ 1,145,315**

Ron Schutte will also purchase the stock of J.M. Specialties, Inc. D/B/A Brooklyn Cheesecake & Desserts Company.

See also Daley-Hodkin LLC report (dated July 2004 separate attachment).

Exhibit IV

Brooklyn Cheesecake & Desserts Company, Inc.
Exchange Agreement
Balances As of 3/28/06 (Rounded)

		Liabilities	
Accounts Payable	$	494,174	(1)
Payroll Taxes Payable		23,729	
Accrued Expenses		12,000	
Notes Payable: RS		1,177,030	
Notes Payable: AM		191,293	
Capital Lease Obligations		47,089	
		1,945,315	
Balance Remaining with Public Company		(800,000)	
Total Liabilities	**$**	**1,145,315**	

Ron Schutte will also be responsible for remaining balance on plant lease and equipment leases (see Exhibit V).

(1) See attached exhibit VI for list of accounts payable.

Brooklyn Cheesecake & Desserts Company, Inc. **Exhibit V**

Exchange Agreement

Outstanding Contracts

As of March 28,2006

Plant Lease
20 Passaic Avenue, Fairfield, NJ
Period 04/01/06 - 08/31/08

	Per Month	Rent	R/E Taxes	CAM Charges	Total
04/01/06 to 08/31/06	13,000	$ 65,000	$ 17,500	$ 5,000	$ 87,500
09/01/06 to 08/31/07	13,500	162,000	48,000	12,000	222,000
09/01/07 to 08/31/08	14,000	168,000	54,000	12,000	234,000
		$ 395,000	$ 119,500	$ 29,000	543,500

Cutting Machine Leases			
04/01/06 to 03/07/09 (36 months at $1,051)	$ 37,836		
Buyout	4,794		
	$ 42,630		42,630
Metal Detector Lease			
04/01/06 to 02/22/08 (23 months at $477)	$ 10,971		10,971
		Total	**$ 597,101**

VI

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
AETNA AETNA US H 888 287 4295	A1714662	8,264.00				8,264.00	3/1/06	3/31/06
AETNA AETNA US H		**8,264.00**				**8,264.00**		
AGD AGD OF NJ, L	18736DL		1,000.00			1,000.00	1/6/06	2/5/06
AGD AGD OF NJ,			**1,000.00**			**1,000.00**		
AIB AIB INTERNA 785-537-4750	0083610	1,067.95				1,067.95	2/24/06	3/26/06
AIB AIB INTERNA		**1,067.95**				**1,067.95**		
AICCO A.I. CREDIT C 1 800 791 790	ELU09044				13,142.28	13,142.28	11/8/05	12/8/05
AICCO A.I. CREDIT C					**13,142.28**	**13,142.28**		
AIRPORT PL AIRPORT PL JOHNNY DER 973 403 3235	0701-1001 10/05-01/0	 2,348.75			1,501.55	1,501.55 2,348.75	10/28/0 2/1/06	11/27/05 3/3/06
AIRPORT PL AIRPORT PL		**2,348.75**			**1,501.55**	**3,850.30**		
ALLENTOWN ALLENTOWN 610 367 2174	332695 332696				1,291.40 2,145.00	1,291.40 2,145.00	10/31/0 10/31/0	11/30/05 11/30/05

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
ALLENTOWN ALLENTOWN					**3,436.40**	**3,436.40**		
ALLIED ALLIED META	PS-13566		51.06			51.06	1/16/06	2/15/06
ALLIED ALLIED MET			**51.06**			**51.06**		
ALLIED OFFI ALLIED OFFI	KH371800	86.64				86.64	1/30/06	3/1/06
ALLIED OFFI ALLIED OFFI		**86.64**				**86.64**		
AMERICAN A AMERICAN A ALEX FLYNT 1800-825-666	75190	267.50				267.50	3/16/06	4/15/06
AMERICAN A AMERICAN A		**267.50**				**267.50**		
AMERICAN E AMERICAN E 800 492 3344	COMSHA	1,236.80				1,236.80	3/28/06	4/27/06
AMERICAN E AMERICAN E		**1,236.80**				**1,236.80**		
AMF AMF BAKERY	170536	750.00				750.00	2/27/06	3/29/06
AMF AMF BAKER		**750.00**				**750.00**		

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
ANTHONY M	010105				1,000.00	1,000.00	1/1/05	1/31/05
ANTHONY M	020105				4,000.00	4,000.00	2/1/05	3/3/05
	030105				4,000.00	4,000.00	3/1/05	3/31/05
	040105				4,000.00	4,000.00	4/1/05	5/1/05
	050105				4,000.00	4,000.00	5/1/05	5/31/05
	063005				4,000.00	4,000.00	6/1/05	7/1/05
	070105				4,000.00	4,000.00	7/1/05	7/31/05
	080105				4,000.00	4,000.00	8/1/05	8/31/05
	090105				4,000.00	4,000.00	9/1/05	10/1/05
	100105				4,000.00	4,000.00	10/1/05	10/31/05
	110105				4,000.00	4,000.00	11/1/05	12/1/05
	120105			4,000.00		4,000.00	12/1/05	12/31/05
	010106		8,000.00			8,000.00	1/1/06	1/31/06
	020106	8,000.00				8,000.00	2/1/06	3/3/06
	030106	8,000.00				8,000.00	3/1/06	3/31/06
ANTHONY M **ANTHONY M**		**16,000.00**	**8,000.00**	**4,000.00**	**41,000.00**	**69,000.00**		
BAKEMARK	133818	3,474.70				3,474.70	1/30/06	3/1/06
BAKEMARK	134421	509.75				509.75	2/6/06	3/8/06
KELLY	135036	2,815.25				2,815.25	2/13/06	3/15/06
800 877 4496	135471	2,188.00				2,188.00	2/17/06	3/19/06
	136247	2,318.70				2,318.70	2/27/06	3/29/06
BAKEMARK **BAKEMARK**		**11,306.40**				**11,306.40**		
BARATTA &	080105				2,017.50	2,017.50	8/1/05	8/31/05
BARATTA &	090105				3,000.00	3,000.00	9/1/05	10/1/05
	100105				3,000.00	3,000.00	10/1/05	10/31/05
212 750 9700	110105				3,000.00	3,000.00	11/1/05	12/1/05
	120105			3,075.50		3,075.50	12/1/05	12/31/05
	010106		3,000.00			3,000.00	1/2/06	2/1/06
	020106	3,000.00				3,000.00	2/1/06	3/3/06
	020206	1,000.00				1,000.00	2/2/06	3/4/06
	030106	3,000.00				3,000.00	3/1/06	3/31/06
	VANGUA	460.00				460.00	3/20/06	4/19/06
BARATTA & **BARATTA &**		**7,460.00**	**3,000.00**	**3,075.50**	**11,017.50**	**24,553.00**		
BELL/VERIZO	012806	36.17				36.17	1/28/06	2/27/06
VERIZON	021006	20.37				20.37	2/10/06	3/12/06
	022506	45.70				45.70	2/25/06	3/27/06
	022806	36.72				36.72	2/28/06	3/30/06
	031006	34.02				34.02	3/10/06	4/9/06
BELL/VERIZ		**172.98**				**172.98**		

BROOKLYN CHEESECAKE & DESSERTS COMPANY

Aged Payables

As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
VERIZON								
BILL SCHAEF BILL SCHAEF BILL SCHAEF 973 694 4779	020606	175.00				175.00	2/6/06	3/8/06
BILL SCHAE BILL SCHAE		**175.00**				**175.00**		
BO BO BO BO BO BO C CHEN 201 583 1957	05644	220.00				220.00	2/23/06	3/25/06
BO BO BO BO BO BO C		**220.00**				**220.00**		
CAPITAL ON CAPITAL ON	020306	1,600.00				1,600.00	2/3/06	3/5/06
CAPITAL ON CAPITAL ON		**1,600.00**				**1,600.00**		
COMCAST C COMCAST C	9628090 9788916	128.81 126.87				128.81 126.87	2/1/06 3/1/06	3/3/06 3/31/06
COMCAST C COMCAST C		**255.68**				**255.68**		
COMPUTERS COMPUTERS LYNN RAPUE 303-262-0600	061-1967 SPECIAL 062-2291	437.20 1,236.80 908.25				437.20 1,236.80 908.25	1/31/06 2/27/06 2/28/06	3/2/06 3/29/06 3/30/06
COMPUTERS COMPUTERS		**2,582.25**				**2,582.25**		

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
COOKIE	508192				34.44	34.44	12/23/0	1/22/05
COOKIE CUP	509508				32.40	32.40	2/15/05	3/17/05
	511103				28.94	28.94	4/21/05	5/21/05
COOKIE **COOKIE CUP**					**95.78**	**95.78**		
CORRGRAPH	9381				300.00	300.00	10/6/05	11/5/05
CORRGRAPH	9382				100.00	100.00	10/6/05	11/5/05
CORRGRAPH **CORRGRAPH**					**400.00**	**400.00**		
DELTA CORR	71401	326.90				326.90	3/20/06	4/19/06
DELTA CORR	71424	713.61				713.61	3/21/06	4/20/06
	71425	2,264.84				2,264.84	3/21/06	4/20/06
DELTA CORR **DELTA CORR**		**3,305.35**				**3,305.35**		
DIACO	135077				4,989.60	4,989.60	10/26/0	11/25/05
DIACO FOOD	135130				13,670.40	13,670.40	10/27/0	11/26/05
DOMINICK DI	135300				9,676.80	9,676.80	10/31/0	11/30/05
973-881-9545	135253				287.80	287.80	10/31/0	11/30/05
	135371				1,330.19	1,330.19	11/2/05	12/2/05
	135492				12,164.40	12,164.40	11/7/05	12/7/05
	135554				9,676.80	9,676.80	11/8/05	12/8/05
	135769				9,875.50	9,875.50	11/15/0	12/15/05
	135964				10,779.60	10,779.60	11/21/0	12/21/05
	136315			1,490.11		1,490.11	12/1/05	12/31/05
	137443			1,477.11		1,477.11	12/3/05	1/2/06
	136630			4,611.60		4,611.60	12/9/05	1/8/06
	136789			308.88		308.88	12/15/0	1/14/06
	137041			1,317.60		1,317.60	12/22/0	1/21/06
	137184			878.40		878.40	12/27/0	1/26/06
	137904		14,032.80			14,032.80	1/17/06	2/16/06
	138264		4,611.60			4,611.60	1/26/06	2/25/06
	138480	279.00				279.00	1/31/06	3/2/06
	138474	1,300.06				1,300.06	2/1/06	3/3/06
	138689	2,305.80				2,305.80	2/7/06	3/9/06
	138941	276.00				276.00	2/15/06	3/17/06
	139213	14,405.70				14,405.70	2/22/06	3/24/06
	139505	4,509.60				4,509.60	3/1/06	3/31/06
	139589	1,115.71				1,115.71	3/1/06	3/31/06
	139620	12,700.80				12,700.80	3/3/06	4/2/06
	139768	882.00				882.00	3/9/06	4/8/06

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
	139984	12,700.80				12,700.80	3/14/06	4/13/06
	140459	4,233.60				4,233.60	3/28/06	4/27/06
DIACO **DIACO FOOD**		**54,709.07**	**18,644.40**	**10,083.70**	**72,451.09**	**155,888.26**		
DOMESTIC	020206	168.08				168.08	2/2/06	3/4/06
DOMESTIC U	020906	164.08				164.08	2/9/06	3/11/06
ED	021606	239.08				239.08	2/16/06	3/18/06
973 450 1000	022306	190.51				190.51	2/23/06	3/25/06
	030206	202.01				202.01	3/2/06	4/1/06
	0309	199.65				199.65	3/9/06	4/8/06
	031606	154.73				154.73	3/16/06	4/15/06
	032306	154.73				154.73	3/23/06	4/22/06
DOMESTIC **DOMESTIC U**		**1,472.87**				**1,472.87**		
DRY ICE	504719	162.25				162.25	2/15/06	3/2/06
DRY ICE COR	506176	45.56				45.56	2/22/06	3/9/06
	507601	45.56				45.56	2/28/06	3/15/06
973-242-8500	509552	45.56				45.56	3/8/06	3/23/06
	511262	45.56				45.56	3/15/06	3/30/06
DRY ICE **DRY ICE COR**		**344.49**				**344.49**		
DU PASQUIE	032806	15,000.00				15,000.00	3/28/06	4/27/06
DU PASQUIE								
DU PASQUIE **DU PASQUIE**		**15,000.00**				**15,000.00**		
ENTERPRISE	5691				722.85	722.85	10/20/0	11/19/05
ENTERPRISE	5647				930.25	930.25	10/25/0	11/24/05
MIKE DEVITA	5903				690.30	690.30	11/2/05	12/2/05
631-253-4400	6142				1,348.50	1,348.50	11/11/0	12/11/05
	6145				2,300.39	2,300.39	11/11/0	12/11/05
	6144				591.80	591.80	11/11/0	12/11/05
	6143				1,172.66	1,172.66	11/11/0	12/11/05
	6167				673.03	673.03	11/15/0	12/15/05
	6166				1,056.72	1,056.72	11/15/0	12/15/05
	6192				516.00	516.00	11/16/0	12/16/05
	6490			140.85		140.85	12/2/05	1/1/06
	6711			140.85		140.85	12/13/0	1/12/06

BROOKLYN CHEESECAKE & DESSERTS COMPANY

Aged Payables

As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
ENTERPRISE ENTERPRISE				**281.70**	**10,002.50**	**10,284.20**		
FASTPAK CO FASTPAK CO DANA PEREI 908-272-9117	1900	2,300.00				2,300.00	3/10/06	4/9/06
FASTPAK CO FASTPAK CO		**2,300.00**				**2,300.00**		
FEDERAL EX FEDERAL EX	3-354-012 8-874-712 3-365-820	786.75 36.80 255.46				786.75 36.80 255.46	2/20/06 2/20/06 2/27/06	3/7/06 3/7/06 3/14/06
800 622 1147	3-377-469 8-879-582 3-390-236 3-402-921	410.00 88.87 428.58 165.85				410.00 88.87 428.58 165.85	3/6/06 3/6/06 3/13/06 3/20/06	3/21/06 3/21/06 3/28/06 4/4/06
FEDERAL EX FEDERAL EX		**2,172.31**				**2,172.31**		
FIRST NIAGA FIRST NIAGA	29224	477.00				477.00	3/6/06	4/5/06
FIRST NIAGA FIRST NIAGA		**477.00**				**477.00**		
FOOD TOOLS FOOD TOOLS NEIL 800-644-2377	13256 13260	836.00 156.00				836.00 156.00	3/1/06 3/2/06	3/31/06 4/1/06
FOOD TOOL FOOD TOOL		**992.00**				**992.00**		
GOTHAM WE GOTHAM WE 212-675-2028	20060448 20060806 20060873	200.00 200.00 159.00				200.00 200.00 159.00	2/1/06 3/1/06 3/19/06	3/3/06 3/31/06 4/18/06
GOTHAM WE		**559.00**				**559.00**		

BROOKLYN CHEESECAKE & DESSERTS COMPANY

Aged Payables

As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
GOTHAM WE								
HANOVER IN HANOVER IN	11-15-05-				4,405.09	4,405.09	10/11/0	11/10/05
HANOVER IN HANOVER IN					**4,405.09**	**4,405.09**		
INTEGRATED INTEGRATED	22345	111.30				111.30	3/8/06	4/7/06
INTEGRATED INTEGRATED		**111.30**				**111.30**		
INTERGLOBE INTERGLOBE	06031114 06059109	454.10 427.79				454.10 427.79	2/1/06 3/1/06	3/3/06 3/31/06
INTERGLOBE INTERGLOBE		**881.89**				**881.89**		
INTERSTATE INTERSTATE	321239 331391	975.41 640.92				975.41 640.92	1/31/06 3/15/06	3/2/06 4/14/06
INTERSTATE INTERSTATE		**1,616.33**				**1,616.33**		
KB INGREDIE KB INGREDIE BRAD KEATI 973-401-1406	2176 2222	1,270.80 1,664.00				1,270.80 1,664.00	2/16/06 3/14/06	3/18/06 4/13/06
KB INGREDIE KB INGREDIE		**2,934.80**				**2,934.80**		

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
KEEBLER CO KEEBLER CO RUTH REXIN 630782 2939	83137947	2,030.72				2,030.72	2/17/06	3/19/06
KEEBLER CO KEEBLER CO		**2,030.72**				**2,030.72**		
LIPANI LIPANI DECO PAUL LIPANI 908 756 1571	55259 55412	34.96 19.20				34.96 19.20	2/9/06 3/1/06	3/11/06 3/31/06
LIPANI LIPANI DECO		**54.16**				**54.16**		
MITA GE CAPITAL	44179982	250.69				250.69	3/1/06	3/31/06
MITA GE CAPITAL		**250.69**				**250.69**		
NATIONAL S NATIONAL S 973 790 6600	262819 263620	7.42 20.42				7.42 20.42	1/28/06 2/28/06	2/27/06 3/30/06
NATIONAL S NATIONAL S		**27.84**				**27.84**		
NEW JERSEY NEW JERSEY	006-10290 006-10394	437.50 438.00				437.50 438.00	1/27/06 2/27/06	2/26/06 3/29/06
NEW JERSE NEW JERSE		**875.50**				**875.50**		
OSTROLENK, OSTROLENK, 212 382 0700	004679-00	190.00				190.00	2/15/06	3/17/06

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
OSTROLENK, **OSTROLENK,**		**190.00**				**190.00**		
PENN JERSE	482667				822.82	822.82	11/23/0	12/23/05
PENN JERSE	485402			218.25		218.25	11/28/0	12/28/05
KATHY LORE	492620			160.00		160.00	12/6/05	1/5/06
1-800-992-34	496730			1,287.78		1,287.78	12/9/05	1/8/06
	508025		45.29			45.29	1/1/06	1/31/06
	525428		2,314.57			2,314.57	1/16/06	2/15/06
	525554		254.00			254.00	1/17/06	2/16/06
	527546		45.40			45.40	1/19/06	2/18/06
	527545		612.50			612.50	1/19/06	2/18/06
	549139	588.47				588.47	2/13/06	3/15/06
	549140	32.99				32.99	2/13/06	3/15/06
	550520	1,332.15				1,332.15	2/14/06	3/16/06
	CM560214	-87.20				-87.20	2/24/06	3/26/06
	571709	17.10				17.10	3/10/06	4/9/06
	574109	1,123.56				1,123.56	3/15/06	4/14/06
	582245	3,591.74				3,591.74	3/27/06	4/26/06
PENN JERSE **PENN JERSE**		**6,598.81**	**3,271.76**	**1,666.03**	**822.82**	**12,359.42**		
PREMIERE PREMIERE G	00296930	19.41				19.41	2/5/06	3/7/06
PREMIERE **PREMIERE G**		**19.41**				**19.41**		
PSE&G	01/06-091		4,736.87			4,736.87	1/18/06	2/17/06
PSE&G CO.	01/06-043		176.38			176.38	1/18/06	2/17/06
	01/06-147		87.04			87.04	1/18/06	2/17/06
18004367734	02/06-091	3,595.83				3,595.83	2/15/06	3/17/06
	02/06-043	259.61				259.61	2/15/06	3/17/06
	02/06-147	6,591.26				6,591.26	2/15/06	3/17/06
	03/06-147	6,408.82				6,408.82	3/17/06	4/16/06
	03/06-043	234.50				234.50	3/17/06	4/16/06
	03/06-091	3,435.30				3,435.30	3/17/06	4/16/06
PSE&G **PSE&G CO.**		**20,525.32**	**5,000.29**			**25,525.61**		
QUICKF	628447	186.96				186.96	2/27/06	3/29/06
QUICK FROZ	629225	501.12				501.12	3/13/06	4/12/06
RUSS	629758	179.40				179.40	3/20/06	4/19/06

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
800 445 1789								
QUICKF **QUICK FROZ**		**867.48**				**867.48**		
REDA & COM	100104				1,684.00	1,684.00	10/1/04	10/31/04
REDA & COM	1104				3,000.00	3,000.00	11/1/04	12/1/04
ANTHONY M	120104				3,000.00	3,000.00	12/1/04	12/31/04
914 289-0701	091305				3,000.00	3,000.00	9/13/05	10/13/05
REDA & COM **REDA & COM**					**10,684.00**	**10,684.00**		
RON SCHUTT	013106	16,666.66				16,666.66	1/31/06	3/2/06
RON SCHUTT	022806	16,666.66				16,666.66	2/28/06	3/30/06
RON	032806	16,666.66				16,666.66	3/28/06	4/27/06
RON SCHUTT **RON SCHUTT**		**49,999.98**				**49,999.98**		
SCA PACKAG SCA PACKAG TONY ALEID 847-398-0110	920880			750.00		750.00	12/16/0	1/15/06
SCA PACKA **SCA PACKA**				**750.00**		**750.00**		
SHERB	012706	2,000.00				2,000.00	1/27/06	2/26/06
SHERB & CO.	030206	5,000.00				5,000.00	3/2/06	4/1/06
	032406	7,000.00				7,000.00	3/24/06	4/23/06
SHERB **SHERB & CO.**		**14,000.00**				**14,000.00**		
SHRINK SYS SHRINK SYS	21169	2,208.69				2,208.69	1/31/06	3/2/06
973 887 5059								
SHRINK SYS **SHRINK SYS**		**2,208.69**				**2,208.69**		

BROOKLYN CHEESECAKE & DESSERTS COMPANY
Aged Payables
As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
SIR SPEEDY SIR SPEEDY	185.50	175.00				175.00	2/1/06	3/3/06
SIR SPEEDY **SIR SPEEDY**		**175.00**				**175.00**		
STANDARD F	256118				1,304.00	1,304.00	10/14/0	11/13/05
STANDARD F	256183				1,404.80	1,404.80	10/17/0	11/16/05
MARIA LAHE	256182				4,230.26	4,230.26	10/17/0	11/16/05
718-335-5500	256176				1,191.00	1,191.00	10/17/0	11/16/05
	257592			6,975.02		6,975.02	12/5/05	1/4/06
	259819	3,161.25				3,161.25	3/8/06	4/7/06
STANDARD F **STANDARD F**		**3,161.25**		**6,975.02**	**8,130.06**	**18,266.33**		
TATZ WILLIAM TAT JOE TATZ 973-751-0720	050671				600.00	600.00	10/6/05	11/5/05
TATZ **WILLIAM TAT**					**600.00**	**600.00**		
TORRE	27446	9.00				9.00	2/1/06	3/3/06
TORRE FLAV	27452	1,706.00				1,706.00	2/2/06	3/4/06
212-925-8989								
TORRE **TORRE FLAV**		**1,715.00**				**1,715.00**		
TRIANGLE K TRIANGLE K,	010106		800.00			800.00	1/1/06	1/31/06
212-877-7823								
TRIANGLE K			**800.00**			**800.00**		

BROOKLYN CHEESECAKE & DESSERTS COMPANY

Aged Payables

As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
VERIZON VERIZON WI	31711619	237.74				237.74	2/14/06	3/16/06
VERIZON VERIZON WI		**237.74**				**237.74**		
VIKING CRIT VIKING CRIT GEORGE MO 718-392-7400	AC5229 A79779 A83430	-43.70 621.80 362.00				-43.70 621.80 362.00	1/31/06 2/1/06 3/16/06	3/2/06 3/3/06 4/15/06
VIKING CRIT VIKING CRIT		**940.10**				**940.10**		
VINTAGE VINTAGE FIL	1-30510	143.00				143.00	2/6/06	3/8/06
VINTAGE VINTAGE FIL		**143.00**				**143.00**		
W.T. WINTER W.T. WINTER JOHN WINTE 973-808-2211	C32705	40.85				40.85	2/24/06	3/26/06
W.T. WINTER W.T. WINTER		**40.85**				**40.85**		
WESTERN WESTERN P	548804 17231	586.18 586.18				586.18 586.18	2/1/06 3/1/06	3/3/06 3/31/06
WESTERN WESTERN P		**1,172.36**				**1,172.36**		
YARDLEY FA YARDLEY FA MILDRED	6018 6259 6262	 1,004.50 	487.40 -15.00			487.40 1,004.50 -15.00	1/19/06 2/17/06 2/28/06	2/18/06 3/19/06 2/18/06

BROOKLYN CHEESECAKE & DESSERTS COMPANY

Aged Payables

As of Mar 28, 2006

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.

Vendor ID Vendor Contact Telephone 1	Invoice/C	0 - 30	31 - 60	61 - 90	Over 90 da	Amount Du	Date	Date Due
1-215-229-54	6541	1,880.50				1,880.50	3/20/06	4/19/06
YARDLEY FA **YARDLEY FA**		**2,885.00**	**472.40**			**3,357.40**		
ZEP MANUFA ZEP MANUFA	65886495	623.53				623.53	2/16/06	3/18/06
973 379 6545								
ZEP MANUFA **ZEP MANUFA**		**623.53**				**623.53**		
Report Total		**249,412.79**	**40,239.91**	**26,831.95**	**177,689.07**	**494,173.72**		

Final 3/30/

ASSUMPTION AGREEMENT

1. FOR VALUE RECEIVED, Brooklyn Cheesecake & Desserts Company, Inc. (NJ) (the "Purchaser"), a New Jersey corporation, does hereby assume the following obligations and liabilities of Brooklyn Cheesecake and Dessert Company, Inc. a New York corporation and J.M. Specialties, Inc. a New Jersey Corporation D/B/A Brooklyn Cheesecake & Desserts Company, its wholly owned subsidiary ("Seller"):

(A) all obligations and liabilities of Seller for performance, or accruing by reason of matters occurring, on or after the date hereof under the leases, contracts, purchase orders and other agreements listed in Exhibit IV to the Exchange Agreement (exclusive of $ 800,000) of even date herewith between Purchaser and Seller (the "Agreement"), if any, which are being assigned to Purchaser pursuant to the Agreement; and

(B) all accounts payable and indebtedness of Seller set forth in Exhibit IV to the Agreement.

2. Anything contained herein to the contrary notwithstanding, Purchaser is not assuming any obligation or liability of Seller, except as otherwise specifically described in paragraph 1 above.

3. This Assumption Agreement is subject to the terms of the Agreement as though fully set forth herein.

IN WITNESS WHEREOF, the undersigned has executed and delivered this instrument on March 28, 2006

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC. (NJ)

By: [signature]
Ronald L. Schutté
President

BILL OF SALE

FOR VALUE RECEIVED, BROOKLYN CHEESECAKE AND DESSERT COMPANY, INC., a New York corporation ("Seller"), does hereby sell, assign and transfer to Ronald Schutte and his assignee, BROOKLYN CHEESECAKE & DESSERTS (NJ), a New Jersey corporation ("Purchaser"), pursuant to that certain Asset Exchange Agreement of even date (the "Agreement") all the "Assets" as defined in Exhibit III to the Agreement, free and clear of any liens, charges and encumbrances except as otherwise provided therein.

IN WITNESS WHEREOF, Seller has executed and delivered this instrument on March 28, 2006.

BROOKLYN CHEESECAKE AND DESSERT COMPANY, INC.

By: _______________
Title: President

3/24/06
AM

BROOKLYN CHEESECAKE AND DESSERTS COMPANY, INC.

CERTIFICATE

I, Anthony Merante, do hereby certify that I am the duly elected, qualified and acting director of Brooklyn Cheesecake and Desserts Company, Inc., a New York corporation (the "Company"); that I have custody of the official records of the Company and that as shown by said records, I further certify that set forth below is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of the Company in a meeting held on March 24, 2006, at which a quorum was present throughout and that said resolutions have not been altered, amended, modified or rescinded and are in full force and effect on the date hereof:

"RESOLVED, that the officers of the Company are hereby authorized to exchange certain of the Company's assets for the forgiveness of debt and to pledge the Company's remaining assets to a certain creditor as security for the balance of debt, upon such terms and conditions as they deem appropriate and desirable;

FURTHER RESOLVED, that the officers of the Company are hereby authorized, severally or jointly, to negotiate, prepare, execute and deliver, for and in the name of the Company, an asset exchange agreement, among the Company, Ronald Schutte and Brooklyn Cheesecake & Desserts ~~Inc.~~ Company (NJ) and any other documents ancillary thereto, and take such other actions as they may deem appropriate and desirable to consummate the aforesaid exchange of assets and forgiveness of debt; and

FURTHER RESOLVED, that any other resolutions which may be needed to effect any of the purposes of the foregoing resolutions are hereby deemed adopted at this meeting and any Officer of the Company may certify to such resolution as having been duly adopted at this meeting and reflect such adoption in the books and records of the Company."

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company this 24th day of March, 2006.

[SEAL]

Anthony Merante, Director

Exhibit II

ASSIGNMENT

FOR VALUE RECEIVED, Ron Schutte and Anthony Merante (collectively "Sellers") hereby sell, assign and transfer to Brooklyn Cheesecake & Dessert Company, a New Jersey corporation, ("BCAK-NJ)"), all loans owed to them by Brooklyn Cheesecake and Dessert Company, a New York corporation ("BCAK-NY"), as set forth in Exhibit IV of the Exchange Agreement dated March 27, 2006.

IN WITNESS WHEREOF, Seller has executed and delivered this instrument on March 27, 2006.

Ron Schutte

Anthony Merante

President

Brooklyn Cheesecake & Dessert Company, Inc.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made and entered into this 31 day of March, 2006 by and between Brooklyn Cheesecake and Dessert Company, Inc., a wholly-owned subsidiary of J. M. Specialties, Inc., ("Debtor"), and Ronald Schutte ("Secured Party").

WITNESSETH:

WHEREAS, as of the date hereof, Debtor and Secured Party have entered into a certain exchange agreement of even date herewith ("Exchange Agreement"); and

WHEREAS, Exhibit I to the Exchange Agreement sets forth a schedule of loans and advances made by Secured Party to Debtor for which Debtor has executed one or more promissory notes in favor of Secured Party ("Notes"); and

WHEREAS, the Exchange Agreement provides for the exchange of certain of Debtor's assets in partial satisfaction of the Notes; and

WHEREAS, the parties hereto are desirous of granting to the Secured Party a security interest in Debtor's remaining assets;

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor hereby grants unto Secured Party a continuing lien and security interest in the Collateral (as defined below) to secure the payment to Secured Party of any and all amounts which are or may become due Secured Party under the Notes. The "Collateral" shall mean those items of personal, tangible and intangible property owned by Debtor which are identified on Exhibit A hereto as well as the proceeds from the sale of any such real and personal property and the proceeds of any insurance policies insuring any of the same as well as all additions and/or accessions thereto, substitutions or replacements from and, in all cases, whether now owned or existing or hereafter acquired.

1. Grant of Security Interest. As security for the prompt and complete payment and performance when due (whether at the stated maturity, by demand, acceleration or otherwise) of Debtor's obligations under the Notes, Debtor hereby mortgages, pledges, assigns, and transfers to Secured Party, its successors and assigns, and creates in and grants to Secured Party a continuing lien and security interest and such other priority and other rights and remedies granted to a secured party under the laws of the States of New York, New Jersey or any other jurisdictions in which any part of the Collateral may now or hereafter be found, located or maintained in and to all of the Collateral.

2. Warranties, Representations and Covenants of Debtor. Debtor warrants, represents and covenants to Secured Party each of the following:

(a) This Agreement constitutes a valid and binding obligation of Debtor, enforceable in accordance with its terms.

(b) Attached hereto as Exhibit B are true and complete copies of all board of directors resolutions of Debtor authorizing the execution of this Agreement and the Exchange Agreement.

(c) Debtor is the sole owner of the Collateral which Collateral (except as set forth on Exhibit C) is free and clear from any and all Liens, security interests and encumbrances, and Debtor will defend the Collateral against all claims and demands of third parties at any time claiming the Collateral or any interest therein, or any part thereof.

(d) No financing statement, security agreement or other instrument covering the Collateral exists and/or is on file in any public office, except as set forth on Exhibit C. No consent of any entity or person is required, or purports to be required, in connection with the execution, delivery or performance of this Security Agreement by Debtor. Simultaneous with the execution hereof, Debtor will join with Secured Party in executing one or more mortgages, financing statements, security agreements or other instruments, covering the Collateral, in form and substance satisfactory to Secured Party. Debtor shall pay all recording fees and other costs associated with recording or filing the same in all public offices wherever filing is deemed necessary or desired by Secured Party.

(e) Debtor will not enter into or execute any pledge or security agreement or any financing statement covering the Collateral, other than those mortgages, security agreements, financing statements or other agreements in favor of Secured Party and will not create, assume or suffer to exist any lien or charge upon any of the Collateral, except: (i) as set forth on Exhibit C or (ii) in favor of Secured Party.

(f) The Collateral shall not, except in the ordinary course of Debtor's business, be further encumbered, used, sold, exchanged, disposed of, or removed from Debtor's place(s) of business without the prior written consent of Secured Party. In the event of any such encumbrance, sale, exchange or other disposition of the Collateral or any part thereof or any interest therein, the security interest granted hereby shall continue in said Collateral (including in all proceeds therefrom). Notwithstanding any encumbrance, sale, exchange or disposition, the proceeds of all Collateral shall remain Collateral hereunder and shall be transferred and paid over to Secured Party immediately following any such sale, exchange or other disposition and may be applied, at the option of the Secured Party, toward payment of the Notes. The receipt by Secured Party of all or any part of the Collateral (including any proceeds therefrom) shall not be deemed or construed to be an authorization by Secured Party of any encumbrance, sale, exchange or other disposition of the Collateral.

(g) Debtor shall promptly advise Secured Party in writing and in reasonable detail, of (i) any lien (other than those created hereby) on, or claim asserted against, any of the Collateral, and (ii) the occurrence of any other event which could have an adverse effect on the value of the Collateral or on the security interest granted hereunder.

(h) Debtor shall declare and promptly pay any and all taxes or assessments, including, but not limited to, applicable sales, use, personal property, excise or other taxes, relating to its business and the Collateral.

(i) Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. For Secured Party's further security, Secured Party shall have a security interest in all of Debtor's books and records pertaining to the Collateral, and Debtor shall make available any such books and records to Secured Party or to its representative(s) at the request of Secured Party. Debtor shall mark its books and records pertaining to the Collateral to evidence Secured Party's security interest in the Collateral. Upon reasonable notice and during regular business hours, Secured Party's representatives may enter the various premises of Debtor and inspect all or any part of the Collateral or Debtor's books and records regarding the Collateral.

3. Events of Default. If any of the following shall occur (and whether such occurrence shall be voluntary or involuntary or come about from the affect of or by operation of law or otherwise):

(a) Debtor fails to pay any installment of principal or interest under the Note when the same shall become due;

(b) any representation or warranty made by Debtor in this Agreement or the Exchange Agreement shall be untrue in any respect;

(c) Debtor defaults in the performance or observance of any agreement, covenant, term or condition contained in the Exchange Agreement;

(d) Debtor makes an assignment for the benefit of its creditors or is unable to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating it bankrupt or insolvent; or Debtor petitions or applies to any tribunal for the appointment of a trustee, liquidator or receiver for any part or all of Debtor's assets or commences any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law of any jurisdiction whether now or hereafter in effect; the adjudication of Debtor as bankrupt or insolvent; or the filing of a petition or application therefor or the commencement of any such proceeding against Debtor;

(e) Debtor or any representative of Debtor, sells substantially all of its assets to any person or entity, or Debtor alters, amends or modifies substantially the character of its present business activities;

(f) an Event of Default shall occur under the Exchange Agreement, then Debtor shall be in default under the Exchange Agreement and under this Security Agreement and Secured Party shall be entitled to exercise all of its rights upon an Event of Default under such agreements and all other rights of a secured party under all applicable laws, including, but not limited to, taking possession of and liquidating the Collateral.

4. Rights of Secured Party in the Event of Default.

(a) If an Event of Default shall occur, Secured Party shall have the right to foreclose or otherwise enforce its security interest in the Collateral and to exercise all other rights and remedies of a secured party under applicable laws and/or in the Exchange Agreement. In such event, Secured Party shall also have the right to demand, collect, receive, sue for, negotiate and otherwise compromise any amounts constituting part of the Collateral, and may do so either in its own name or in the name of Debtor without prior notice to Debtor. Secured Party may, at its option and in its sole and absolute discretion, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral. Debtor shall, on demand, reimburse Secured Party in full for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization including interest thereon. Nothing herein contained shall obligate Secured Party to make such payment nor shall the making of one or more of such payments constitute an agreement on Secured Party's part to take any further or similar action or a waiver of any default by Debtor under the terms of the Exchange Agreement.

(b) In connection with any such foreclosure, Debtor hereby: (i) authorizes Secured Party to enter upon any or all of Debtor's property where any of the Collateral may be situated and take possession of and remove the same therefrom; (ii) agrees that, if requested to do so by Secured Party, Debtor shall, at its sole cost and expense, and at Secured Party's direction, promptly gather together and assemble (except as regards real property Collateral) all of the Collateral at its principal place of business; and (iii) agrees that, in the event any notice is required by law to be given to Debtor with respect to the time of any public sale or disposition of any or all of the Collateral or the time after which any private sale or other contemplated disposition thereof is to be made, a notice, deposited in the United States mail, postage prepaid, addressed to Debtor at its principal place of business, at least seven (7) days before the time of such sale or disposition shall be deemed to be commercially reasonable.

(c) Debtor agrees to pay to Secured Party and to be liable for any and all reasonable costs, expenses, charges and reasonable attorney's fees incurred by Secured Party in the enforcement of any and all of its rights and remedies and of the provisions of this Agreement. All such amounts shall be secured by the Collateral until such times as such amounts have been paid, in full, by Debtor.

(d) In the event of the sale of Collateral as a result of an Event of Default, the proceeds of the sale shall be applied first to all costs and expenses of sale, including attorneys' fees, then to the payment of outstanding interest, and then to the payment of the Notes. Any remaining proceeds shall be applied in accordance with applicable law. Debtor shall remain liable to Secured Party for any deficiency.

5. Waiver of Liens. If any of the Collateral is subject to a lien prior to the perfection or filing of Secured Party's security interest, Debtor will furnish Secured Party with a waiver(s), release and/or subordination agreement, in form acceptable to Secured Party signed by all persons having any interest in the Collateral which is or may have priority over Secured Party's

interest therein, stating that such party waives all interest(s) in the Collateral and/or agrees to subordinate to Secured Party's security interest in the same. Debtor shall provide a written waiver of landlord's lien on all Collateral stored or located at premises not owned by Debtor.

6. Cumulative Remedies; Powers of Attorney. All of Secured party's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. Upon the occurrence of an Event of Default, Debtor hereby authorizes Secured Party to make, constitute and appoint any officers or agents of Secured Party as it may select in its sole discretion, as Debtor's true and lawful attorney-in-fact, with power to (a) endorse Debtor's name on all document, papers and instruments as are necessary or desirable to Secured Party in the use of the Collateral, (b) take any other actions with respect to the Collateral that Secured Party deems in its best interest and (c) assign, pledge, convey or otherwise transfer title to or dispose of any of the Collateral to anyone. This Power of Attorney is coupled with an interest and shall be irrevocable unless and until Debtor's obligations under the Notes have been paid in full.

7. Termination of Security Agreement. This Security Agreement and the security interest in the Collateral created hereby may be terminated at any time by Debtor or by Secured Party when Debtor's obligations to Secured Party under the Notes have been satisfied in full and Secured Party has acknowledged the same in writing.

8. No Waiver. The failure of Secured Party to promptly exercise any rights granted hereunder shall neither constitute a waiver of such rights while such default continues nor constitute a waiver of such rights in connection with any future default. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. The obligations of Debtor hereunder shall bind the heirs, personal representatives, successors and assigns of Debtor.

9. Further Assurances. From time to time, Debtor shall execute and deliver to Secured Party such additional documents and take such additional action as Secured Party may request to carry out the purposes of this Agreement or to preserve and protect Secured Party's rights hereunder.

10. Enforcement. Debtor (a) hereby irrevocably submits to the jurisdiction of the state courts of the States of New York and New Jersey and to the jurisdiction of the United States District Courts for the States of New York and New Jersey, for the purpose of any suit, action or other proceeding arising out of or based upon this Security Agreement or the Exchange Agreement or the subject matter hereof or thereof brought by Secured Party or its successors or assigns, (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Security Agreement or the Exchange Agreement or the subject matter hereof or thereof may not be enforced in or by such court, and (c) hereby waives and agrees not to seek any review by any

court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such state or federal court. Debtor hereby consents to service of process by United States registered or certified mail at the address to which notices are to be given. Debtor agrees that its submission to jurisdiction and its consent to service of process by mail are made for the express benefit of Secured Party. Any final judgment against Debtor in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that Secured Party may at its option bring suit, or institute other judicial proceedings, against Debtor or any of its assets in any state or federal court of the United States or of any country or place where Debtor, or such assets, may be found.

11. General.

(a) This Agreement and all rights and obligations of the parties hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

(b) The invalidity or illegality of any provision of this Agreement shall not affect the validity or legality of the remaining provisions hereof.

(c) This Agreement shall be binding upon the parties hereto and their respective heirs, successors and permitted assigns and shall inure to the benefit of the parties hereto, their respective heirs, successors and permitted assigns.

(d) Debtor may not assign any of its rights or delegate any of its obligations under this Agreement.

(e) Secured Party may assign the benefits conferred upon it hereunder to any third party without the prior written consent of Debtor.

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the date first above written.

Brooklyn Cheesecake and Dessert Company, Inc., Debtor

By: [signature]

Title: President

[signature]

Ronald Schutte, Secured Party

Exhibit A

Description of Collateral

Tradename: Brooklyn Cheesecake Company, Inc.

Exhibit B

Board Resolutions

Exhibit C

Disclosures